                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                 SLH Corporation
                (Name of Registrant as Specified in its Charter)

           ----------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)      Title of each class of securities to which transaction applies:

         2)      Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)      Proposed maximum aggregate value of transaction:

         5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration No.:

         3)       Filing Party:

         4)       Date Filed:

                                EXPLANATORY NOTE

         The following materials will be used in connection with oral presentations to be made by management of SLH Corporation (the "Company") at stockholders' meetings of the Company and Syntroleum Corporation to be held August 6, 1998 and to institutional stockholders and analysts at meetings beginning July 24, 1998. The materials relate to the proposal to approve and adopt the Agreement and Plan of Merger dated as of March 30, 1998 by and between the Company and Syntroleum Corporation and the transactions contemplated thereby, which is to be voted upon at the referenced stockholders' meetings and is described in the Company's Registration Statement on Form S-4 (Registration No. 333-50253).

                           Forward-Looking Statements

     This presentation includes, or incorporates by reference, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbors created thereby. These forward-looking statements include, but are not limited to, statements relating to the Syntroleum Process and related technologies, gas-to-liquids plants based on the Syntroleum Process, anticipated capital and operating costs of such plants, the timing of commencement and completion of construction of such plants, obtaining required financing for such plants, the continued development of the Syntroleum Process (alone or with partners) and the economic use of gas-to- liquids plants. When used in this presentation, the words "anticipate," "estimate," "expect," "may," "project," "believe," and similar expressions are intended to be among the statements that identify forward-looking statements. Although SLH Corporation and Syntroleum Corporation believe their expectations are based on reasonable assumptions, such statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements. In particular, actual results may differ from these statements for reasons described in "Risk Factors" or discussed elsewhere in or incorporated by reference into the Joint Proxy Statement/Prospectus contained in the SLH Corporation Registration Statement on Form S-4 (File No. 333-50253) declared effective by the Securities and Exchange Commission on July 2, 1998. Hypothetical examples used in this presentation are not intended to imply anticipated or actual results.

                           Gas and Its Markets                            Merger
                          [Image of world globe]            [Image of handshake]



Syntroleum Process            Syntroleum Strategy                  Introduction
[Image of chemical reaction)  (Syntroleum logo]  [Image of doorknob and keyhole]


                                    Economics
                             [Image of paper money]

Syntroleum Corporation

Developer and owner of a proprietary
process to convert natural gas into
synthetic liquid hydrocarbons (GTL)                     [Image of pilot plant]

                              Catalyst
    Natural Gas +     Air                                  "Syngas"
_____________________________________________________________________________

                           Catalyst

       Syngas                                      Hydrocarbons + "By-Products"

[Images of molecules representing chemical reactions]

Syntroleum Corporation

Syntroleum believes that
a significant opportunity
exists for cost effective     [World map showing location of natural gas fields]
GTL plants due to large
stranded natural gas
resource base world-wide


                                  Estimated stranded gas = 2,500 Tcf
                                    or 250 billion barrels of oil

Syntroleum Corporation

Syntroleum Believes Its Competitive
Advantages Include

o The low cost solution, and in many cases, the only solution to monetize stranded gas

o        A strong portfolio of intellectual property

o        A network business model designed to:

         o        Create significant market penetration
         o        Rapidly improve the technology with industry partners
         o        Exploit high value markets

Syntroleum Corporation

Our business strategy is to:

(1)      Broadly license our technology to make fuels

                  [Logos of Marathon, ARCO, Texaco, Kerr-McGee, YPF and ENRON]

Syntroleum Corporation

(2)      Build and own GTL plants which make high value specialty products




                   [Map of Wyoming identifying Sweetwater County]




                    [Logos of Syntroleum and Sweetwater, LLC]

Syntroleum Corporation

(3)      Provide mobil GTL plants on a contract basis

Syntroleum Corporation

(4) Further reduce costs through research and development and technology acquisition


                           [Logos of Texaco, ARCO, Lyondell, Kerr-McGee, Marathon, Bateman, Brown & Root, AMEC, ABB, Criterion Catalysts, Catalytica and AGC]

Syntroleum


                           Merger

                           [Image of handshake]

                                                      Pro formas
                                                      [Image of binoculars]

Merger Overview:
Rationale

o SLH's stated objectives are to support Syntroleum, settle pending IRS claims and liquidate non-Syntroleum assets

o    Access to capital for Syntroleum
     -   $50MM from SLH
     -   Future public market transactions

o    Avoids having two companies trading publicly on Syntroleum assets

o Greater availability of information to business partners and investment community

Merger Overview:
Timing





                              [Images of Clocks]

April 16            July 8                        August 6
--------            ------                        --------
S-4 Filed         Proxy Mailed               Shareholder Meetings

           May 29               July 27-31                       August 7
           ------               ----------                       --------
         SEC Comments           Information                     Close Merger
                                 Road Show

Merger Overview:
Mechanics

Exchange Ratio             = Implied Syntroleum Stock Price
                           --------------------------------
                                    SLH Stock Price

Implied Syntroleum    = (SLH Price x 10,519,121) - $50,520,000
   Stock Price           -------------------------------------
                                     5,950,000


         [Graph showing exchange ratio at various SLH Stock Prices.
          The following table shows numbers identified in the graph.]


                  SLH Stock Price           Exchange Ratio
                            5                     .06977
                           10                     .91884
                           15                    1.20187
                           20                    1.34338
                           25                    1.42829
                           30                    1.48489
                           35                    1.52533
                           40                    1.55565

Post Merger Syntroleum
NASDAQ Symbol: SYNM

o    Current Syntroleum Board             - Two SLH Directors
                                          - Ken Agee and Mark Agee
                                          - Four additional outside Directors

o    Current Syntroleum
          Management                        Kenneth Agee
                                            Chairman/CEO
                                                 |
                                            Mark Agee
                                            President/COO
----|-----------|------------|----------------|--------------------|
 Randall      Larry        Chuck            Peter                 Eric
Thompson      Weick        Bayens           Snyder              Grimshaw
V.P.and CFO    V.P.    V.P.Engineering  V.P. Product Sales       V.P.and
             Licensing                                       General Counsel

Syntroleum


     Merger
     [Image of handshake]

                                    Pro formas
                                    [Image of binoculars]

Syntroleum


Process                                     Typical Installations
[Image of chemical reactions]               [Image of hypothetical GTL plant
                                             mounted on barge]

Fischer Tropsch Process

Discovered in 1923
-Proven Chemistry
-To date, uneconomic applications

Current practice:
                  Pure Oxygen Based                 Air Based
Shell                    X
Exxon                    X
Sasol                    X
Syntroleum                                              X

Fischer Tropsch Process

     Creates Syntroleum advantages of:

o    Lower Cost
o    Safer
o    Smaller format
o    Adaptable
o    Portable

                               Typical F-T Process

     [Diagram showing (i) production of synthesis gas using air separation plant (endothermic), steam reformer (endothermic) and POX (exothermic) with inputs of air(separated into O2 and N2 by air separation plant), natural gas and steam and
(ii) F-T synthesis using F-T reactor (exothermic), separator, recycle compressor and hydrocracker to produce syncrude and process water.]

                               Syntroleum Process

[Diagram showing (i) production of nitrogen-diluted synthesis gas using air compressor and ATR (exothermic) with inputs of air, natural gas and steam and
(ii) F-T synthesis using F-T reactor (exothermic), separator and hydrocracker to produce syncrude, tailgas and process water.]

                               Syntroleum Process


Chain Limiting
High Alpha
Generation I
Generation II
Generation II with power option
Generation III

[Diagram showing (i) production of nitrogen-diluted synthesis gas using air compressor and ATR (exothermic) with inputs of air, natural gas and steam and
(ii) F-T synthesis using F-T reactor (exothermic), separator and hydrocracker to produce syncrude, tailgas and process water.]

Syntroleum               Typical Installations


Barge    [Image of hypothetical GTL plant mounted on barge]

Land     [Image of hypothetical land-based GTL plant]

            [Image of hypothetical GTL plant mounted on barge
                next to off-shore oil drilling rig]

                [Image of hypothetical land-based GTL plant]

Syntroleum

Hypothetical GTL Economics [Graph]

Released Oil Economics [Image of lock and key]

Ranges of GTL Economics [Graph]

Hypothetical GTL Economics
($/Gallon) 10,000 barrels per day plant
----------------------------------------
                        Historical
                           GTL                 Assumptions

Revenue                   .45      Historical fuels range $.48-$.73/Gallon
                                   Specialty range $1.19-$3.57/Gallon

Gas cost                  .12      Gas cost per MMBtu x 10
                          ---      eg: $.50 x 10 = $5.00/Bbl
                                   $5.00/Bbl + 42=$.12/Gallon

Gross Margin              .33

Operating cost            .09      Range = $.07 - $24/Gallon
                                   depending on plant size and location

DD&A - 10 year S/L        .48      Assumes $60,000/daily barrel for Historical;
                          ---      $25,000/daily barrel for Fuels and
                                   $28,000/daily barrel for Specialty Plants

Net operating
Income per barrel        (.24)


o  Released Oil Economics                      o  Individual
                                               o  Comparison

Hypothetical GTL Economics
($/Gallon) 10,000 barrels per day plant
---------------------------------------
                           Fuels
                           Plant                   Assumptions

Revenue                    .45      Historical fuels range $.48-$.73/Gallon
                                    Specialty range $1.19-$3.57/Gallon

Gas cost                   .12      Gas cost per MMBtu x 10
                           ---      eg: $.50 x 10 = $5.00/Bbl
                                    $5.00/Bbl + 42 = $.12/Gallon


Gross Margin               .33

Operating cost             .09      Range = $.07 - $24/Gallon
                                    depending on plant size and location

DD&A-10 year S/L           .17      Assumes $60,000/daily barrel for Historical;
                           ---      $25,000/daily barrel for Fuels and
                                    $28,000/daily barrel for Specialty Plants


Net operating
Income per barrel          .07


o  Released Oil Economics                     o  Individual
                                              o  Comparison

Hypothetical GTL Economics
($/Gallon) 10,000 barrels per day plant
----------------------------------------
                        Specialty
                          Plant                Assumptions

Revenue                   1.54      Historical fuels range $.48-$.73/Gallon
                                    Specialty range $1.19-$3.57/Gallon

Gas cost                   .12      Gas cost per MMBtu x 10
                           ---      eg: $.50 x 10 = $5.00/Bbl
                                    $5.00/Bbl + 42 = $.12/Gallon


Gross Margin              1.42

Operating cost             .11      Range = $.07 - $24/Gallon
                                    depending on plant size and location

DD&A-10 year S/L           .19      Assumes $60,000/daily barrel for Historical;
                           ---      $25,000/daily barrel for Fuels and
                                    $28,000/daily barrel for Specialty Plants


Net operating
Income per barrel         1.12

o  Released Oil Economics                       o  Individual
                                                o  Comparison

Hypothetical GTL Economics
($/Gallon) 10,000 barrels per day plant
---------------------------------------
                    Historical                Fuels             Speciality
                        GTL                   Plant                Plant

Revenue                 .45                    .45                  1.54

Gas cost                .12                    .12                  .12
                        ---                    ---                  ---

Gross Margin            .33                    .33                  1.42

Operating cost          .09                    .09                  .11

DD&A-10 year S/L        .48                    .17                  .19
                        ---                    ---                  ---

Net operating
Income per barrel      (.24)                   .07                 1.12


o  Released Oil Economics                       o  Individual
                                                o  Comparison

Released Oil Economics                                  10,000 CF = 1 Bbl
--------------------------                         1 Tcf = 100 Million Barrels
                                                     Conversion Rule of Thumb

o "Associated" natural gas with no market, flaring or reinjection can shut-in oil production

o       Integrated economics can place high value on a GTL solution

o       Assumptions: Oil to "syncrude" ratio of 6:1
                     Conventional crude oil find/dev/op cost $10 x 6 Bbl = $60 Syncrude break even cost: $16/Bbl
        Hypothetical
        Result:     Combined average cost/Bbl = $10.86/Bbl

[Diagram showing (i) gas and oil reservoirs being drilled, (ii) syncrude being produced using Syntroleum GTL plant and (iii) both crude and syncrude being transported to storage and then to pipeline.]

Syntroleum

         Products

         Stranded Gas Examples

         World Gas Overview Map

         Alternative Markets for Natural Gas

         World's Gas Fields by Size

[Image of world map]

World Gas Overview

1996 Identified Reserves 5,011 Tcf

[Image of world map showing location of natural gas fields]

Source:  Petroleum Economist and Oil & Gas Journal

World's Gas Fields by Size
(Outside N.A.)
------------------------------------------------------------------

50,000 BPD Size              15- 50-500 TCF   Syntroleum believes
Plants fit only 2% of                          that GTL plants
Fields (86 Fields)         71-    5-50 TCF      based on The
                                                 Syntroleum Process
                         234-       1 - 5 TCF     can potentially access
                                                   over 50% of these
                       269-           0.5 - 1 TCF   fields which hold
                                                     approximately 95%
                     276-              0.25 - 0.5 TCF  of these reserves.

                   475-                  0.1 - 0.25 TCF

                1,195-   [image of cone]   0.01 - 0.1 TCF

              1,913-                        All others
                                              less than .01 TCF

Total:
4,448 Fields                                  Source: Oil & Gas Journal

Stranded Gas Examples                *Undeveloped       TCF          QTY.
(Outside N.A.)                        Non-Associated    >5            58
                                      Larger than       >1-5         165
                                      0.5 TCF           >0.5-1       175
                                                                     ---
                                                                     398





         [Image of world map showing location of natural gas fields within the above categories.]





                       Estimated stranded gas = 2,500 Tcf
                             or 250 billion barrels

                                                 Source:  Petroconsultants S.A.

World Gas Overview                                            1996
                                                       Identified Reserves
                                                            5,011 Tcf

                 Region                                1996
                                                 Identified Reserves
                                                       (Tcf)

                 Central & South America                 214

                 Africa & the Middle East              1,960

                 Asia                                    363

                 West and East Europe                    169

                 North America                           299

                 Russia & former Soviet Union          2,006

                 Total                                 5,011

World Gas Overview                                       1996
                                                 Identified Reserves
                                                      5,011 Tcf

                            Gas Flared and Reinjected
                                      1996

                                                                      Million
                                                                      BOE/D

                  Central & South America                                0.4

                  Africa & the Middle East                              1.97

                  Asia                                                  0.25

                  West and East Europe                                  0.23

                  North America                                          1.2

                  Russia                                                0.07
                  ----------------------------------------------------------
                  Total                                                 4.12


                             Source:  Petroleum Economist and Oil & Gas Journal

               Methanol               Ammonia                     LNG

                280,000               780,000                  1,200,000
                BOE/D                  BOE/D                      BOE/D


       [Images of world map and barrels representing size of the markets]

                                    Crude Oil
                                 70,000,000 B/D


                              (Middle Distillates)
                                 36,000,000 B/D


             [Image of barrel representing the size of the markets]

                           Syntroleum Process Products

------------------------------------------------------------------------------
                        Light Syncrude                   Heavy Syncrude
                               |--------------|-------------|       |
                               |   Fuels      |                     |
                   ------------|------   -----|--------   ----------|--------
                                         Middle
           Basic        Naphtha          Distillates          Slack Wax
        Products                         Kerosene Diesel
                                           (Jet Fuels)
                   --------------------  -------------  --------------------
    Intermediate   Paraffinic Solvents,   Liquid Normal    Finished Waxes,
        Products    Ethylene Cracker        Paraffins    Lubricant Basestocks
                       Feedstock
    ............  .....................  .............  .....................

         End Use   Paints and Stains,  Drilling Fluids,  Fully Refined Paraffins
        Products       Ink Oils      Synthetic White Oils,       HDD Oils,
                                          Lamp Oils,        Auto Trans Fluids,
                                    Aluminum Rolling Oils,       Gear Oils,
                                         Chlorination     Industrial Lubricants,
                                           Feedstocks,   Gas Turbine Lubricants,
                                       Reaction Diluents,     PCMO Lubricants,
                                      Linear Alkyl Benzene     PVC Lubricants,
                                           Feedstock        Rubber Compounding
                                                                   Waxes
[Naphtha and middle distillates are identified as fuels.]

                                    Licensing


                        Own                              Technology
                    Specialty                            Advancement
                      Plants


                                    Contract
                                       GTL

                                    Licensing

                                      Goals

                             [Image of world globe]

                           Broadly license and support
                            The Syntroleum Process(R)
                          for fuels production outside
                                  North America


                                    Licensing

                                Current Licensees


                        [Logos of Texaco, ARCO, Marathon,
                           Kerr McGee, YPF and Enron]



                                    Licensing

                                    Structure

o         Grants rights to build fuels plants only

o         Prepaid royalty = present value of $.50 x plant capacity

o         Catalyst margins of approximately $.25 per barrel of plant capacity

o         Licensees have access to all intellectual property in the "pool"

o         Licensee must grant all improvements back to the "pool"

         o         Currently 43 patents or patent applications
         o         Trade secrets


                                    Licensing

                                    Contract
                                       GTL

                                      Goals

Provide mobile GTL plants for:

o         Extended well testing

o         Smaller gas or associated gas fields

o         Large projects waiting for permanent facilities


                                  Contract GTL

                                     Mobile




              [Image of hypothetical GTL plant mounted on barge]






                                  Contract GTL

                                       Own
                                    Specialty
                                     Plants

                                      Goals

o         Retained exclusive right to make "specialty" products worldwide

o         Specialty products include:


                  Products                     Historical Prices
                  Lubricants                   $40-$200/Bbl
                  Drilling fluids              $250-$300/Bbl
                  Waxes                        $30-$150/Bbl
                  Normal Paraffins             $60-$85/Bbl

o         Path to commercialize improvements

o         Consistent revenue stream



                              Own Specialty Plants

Sweetwater Plant (Current Status)




                             Natural Gas Pipelines:

                                     Questar

                                     Colorado Interstate
[Image of United States
map identifying Sweetwater           Kern River
County in Wyoming
and showing major roads              NW Pipeline
and pipelines]
                                     Western Gas Resources

Sweetwater Plant (Current Status)

o         32 acres located on Interstate 80

o         Access to five natural gas pipelines, one crosses the property

o         Access to railroad spur

o         Water supply and disposal

o         8,000 BPD

o         Targeted start-up in 2001

[Image of hypothetical land-based GTL plant]

                                   Technology
                                   Advancement

                                    Partners

Syntroleum's Current Partners
and Their Contributions

                     FT Synthesis        Heat     Process
Partners    Syngas    Development     Integration  Design    Other
                    Catalyst Reactor


Texaco                  o       o                     o
Arco           o        o       o          o          o
Marathon                                   o
Bateman                                    o          o
Criterion               o*                                     o  ISOM
Brown & Root   o                o          o          o
AMEC                                                  o
ABB                                        o
Catalytica              o                  o                   o   New Process
AGC                                        o
Lyondell                                                       o  ISOM
Kerr-McGee                                                     o   Hydrocracking

  *Mfg Only

                             Technology Advancement

Syntroleum 1998-2000 Milestones

         o        Plants
                  -        Texaco/Brown & Root/Syntroleum
                  -        Sweetwater

         o        Development
                  -        Confirmation of recent improvements
                           o         ARCO slurry
                           o         Texaco HMX

         o        Research
                  -        Horizontal reactor
                  -        Chain limiting catalyst
                  -        Technology acquisitions

         o        Additional licensees

         o        Additional engineering companies

Syntroleum Corporation

Syntroleum Believes Its Competitive
Advantages Include

o The low cost solution, and in many cases, the only solution to monetize stranded gas

o        A strong portfolio of intellectual property

o        A network business model designed to:

         o         Create significant market penetration
         o         Rapidly improve the technology with industry partners
         o         Exploit high value markets

Syntroleum Corporation
Pro forma Financials - December 31, 1997

Income Statement                   Balance Sheet
--------------------------------   ---------------------------------
                                   Assets (000)
                                   ------
Revenue (000)                        Total Current          $  50,139
-------                              Property Plant &
  Real Estate Sales    $  16,557       Equipment                1,328
  Joint Development        2,793     Other Non-Current         12,296
                         -------                               ------
   Total Revenue       $  19,350     Total                  $  63,763

Expenses                           Liabilities
--------                           -----------
  Cost of Real Estate                 Deferred Revenue      $  11,000
    Sold               $   16,566     Other                     2,954
  Pilot Plant, R&D          5,981                             -------
  Catalyst Services         4,800     Total Liabilities     $  13,954
  General and Admin.        6,262
                           ------
  Total Expenses           33,609  Shareholders' Equity        49,809
    Other Net              13,991                              ------
                          -------  Total                    $  63,703
  Net Income           $     (268)

Syntroleum Historical Results

(000)                      1995               1996                   1997
----------------------------------------------------------------------------
Operating Revenue          $45                $615                  $2,007
   Expenses              1,200               2,540                   7,172
   Catalyst Services       --                  --                    4,800
Net Income (Loss)      $(1,145)            $(1,937)                $(9,611)


Balance Sheet (000)   Dec. 31, 1997           Accounting Policy
-----------------------------------        -------------------------------
Assets                                     License fees are deferred until:
------
    Current              10,000
    Non-Current           2,091               -  Process Design Package
                        -------                  is delivered (50%)
    Total               $12,091

Liabilities                                   -  Plant passes performance
-----------                                      test (50%)
    Current and Other     2,333
    Deferred Revenue     11,000
    Shareholder's Equity (1,242)               R&D and Pilot activities
                        --------               are expensed
    Total               $12,091

Hypothetical
GTL Economics                                        Conversion Rule of Thumb



     [Interative graph showing dollar per barrel product price book breakeven amounts at various plant costs (on a per barrel of daily plant capacity basis) using expense amounts for transportation, gas cost and operations & maintenance that are input into the computer program through which the presentation is made.]

Hypothetical                                          Conversion Rule of Thumb
GTL Economics
Cost at Various Plant Sizes



   [Interactive graph showing dollar per barrel product price book breakeven, profit margin and unlevered internal rate of return amounts using expense amounts for transportation, gas cost, operations & maintenance and depreciation (10 year straightline) that are input into the computer program through which the presentation is made. The following are the hypothetical plants illustrated in the graph.]


                Plant

         $12-14 K/BDC
         Max. Train

         $14-18 K/BDC
         ~10,000 Bbl/d

         $18-24 K/BDC
         ~5,000 Bbl/d

         $24-30 K/BDC
         ~2,500 Bbl/d

         $30-40 K/BDC
         ~2,000 Bbl/d